FORM 8-K

                      SECURITIES AND EXCHANGE COMMISSION


                          Washington, D.C.  20549


                               Current Report

                      Pursuant to Section 13 or 15(d) of
                     The Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported):  June 4, 1998


                               Motorola, Inc.
            (Exact name of registrant as specified in its charter)


                                  Delaware
               (State or other jurisdiction of incorporation)


              1-7221                              36-1115800
        (Commission File Number)     (I.R.S. Employer Identification No.)



                1303 East Algonquin Road, Schaumburg, Illinois
                  (Address of principal executive offices)



     Registrant's telephone number, including area code:  (847) 576-5000



                               Not applicable
         (Former name or former address, if changed since last report.)



Item 5.  Other Events.

Motorola announced major cost reductions and anticipated weak second-quarter outlook in a press release dated June 4, 1998.


Item 7.  Financial Statements and Exhibits.

The following is filed as an Exhibit to this Report.

Exhibit Number 99

Description

Motorola Press Release dated June 4, 1998.



                                 SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                              MOTOROLA, INC.



Dated:     June 5, 1998                 By:   /s/ Carl F. Koenemann
                                              Carl F. Keonemann
                                              Executive Vice President and
                                              Chief Financial Officer